UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

December 7, 2012

JUQUN, INC.

(Exact name of registrant as specified in its charter)

000-54823 (Commission File Number)	75-1939021 (IRS Employer Identification No.)
c/o Donald G. Davis, Esq. Law Offices of Davis & Associates P.O. Box 12009 Marina Del Rey, CA (principal executive offices)	90295 (Zip Code)

Registrant's telephone number, including area code: 213-400-2007

________________________________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.  Changes in Registrant’s Certifying Accountant.

(a) On December 3 2012, the Company Board of Directors, acting through the Chief  Financial Officer, Tom Chia, accepted the resignation of Michael F. Cronin, CPA from his engagement to be the independent certifying accountant for the Company. Mr. Cronin is pursuing a career in the private sector.

(b) On December 3, 2012, the Company engaged Patrick Rodgers CPA, PA to act as the Company’s independent registered public accountant beginning . Neither the Company nor anyone acting on the Company’s behalf hired the new Firm in any capacity, nor consulted with any member of that firm as to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered as to the financial statements, nor was a written report or oral advice rendered that was an important factor considered by the Company or any of its employees in reaching a decision as to an accounting, auditing or financial reporting issue, or any matter that was either the subject of a disagreement or reportable event under 304(a)2) of Regulation S-K during the two most recent fiscal years and subsequent interim period through December 3, 2012.

(c) The engagement of a new accountant and the acceptance of the resignation of the prior accountant was done by the Chief Executive Officer and member of the Board of the Company, with the knowledge and approval of the other members of the Board of Directors.  The Company does not have an audit committee or any other committee charged with oversight of financial matters, and has entrusted this responsibility in its Chief Executive Officer acting as the Company’s Chief Financial Officer.

(d) Since his engagement and to the date of his resignation, there have not been, nor are there now, any disagreements between the Company and Michael F. Cronin, CPA. with respect to any matter of accounting principles, practices, financial statement disclosure, auditing scope or procedure for the reporting and filing completed prior to this date, nor have there been any “reportable events” as defined by Regulation S-K section 304(a)(1)(v) during that same period, other than has been reported and disclosed as required  nor has his report on the financial statements for either of the past two years contained an adverse opinion,  a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

(e) The Company’s prior certifying accountant, Michael F. Cronin, CPA. has reviewed this disclosure and consented as set forth in exhibit EX-16.1 submitted herewith.

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SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01

Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

16.1 Letter Regarding Change of Cerified Auditor

99.1 Written Consted of the Board of Directors over Change of Auditor

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 7, 2012

JUQUN, INC.

/s/ Tom Chia

By:   Tom Chia, Chief Executive Officer.

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